                              SUBSCRIPTION INSTRUCTIONS
                             (Please Read Carefully)

     Corporate Development Centers, Inc. (the "Company"), a Nevada corporation, hereby offers to purchase 100% of the outstanding shares of e-Perception, Inc. ("e-Perception"), a Delaware corporation, vis- -vis a tender offer under Section 14(e) of the Securities Exchange Act of 1934. The Company will issue one (1) share of its common stock in exchange for four (4) shares of e-Perception common stock. The issuance of the shares of the Company's common stock pursuant to this tender offer is a private offering exempt from registration under the Securities Act of 1933, as amended, by virtue of Regulation D promulgated thereunder. The Company reserves the right to amend, modify and/or withdraw all or a portion of the tender offer.

Subscription  Procedures
------------------------

     Included in this packet are the documents that each e-Perception shareholder will be required to review and/or complete and execute in order to be considered as a subscriber for the Company's shares pursuant to the tender offer. These documents consist of (1) the Information Statement (for review);
(2) the Subscription Agreement (for execution and delivery); and (3) the Investor Questionnaire (for execution and delivery).

Please read these documents carefully and retain copies for your records. If you determine to tender your e-Perception shares for exchange into shares of the Company, you must return to legal counsel for e-Perception (at the address indicated below): (1) a duly completed and signed Subscription Agreement; (2) a duly completed and signed Investor Questionnaire; and (3) your original share certificate(s) for e-Perception shares tendered.

      If you have lost your share certificate, please execute the Declaration of Lost Certificate attached to the Subscription Agreement as Appendix A.
                                                                   -----------
     If you have not received your share certificate for shares purchased in the 2001 Private Placement that closed November 1, 2001, please refer to the memorandum attached to the Subscription Agreement as Appendix B to determine how
                                                     ----------
many e-Perception shares you purchased in that financing that are available to you for tender.

     Send all completed and executed documents and e-Perception share certificates to the following address:

John  Cleary,  Esq.
GRAY  CARY.
4365  Executive  Drive,  Suite  1100
San  Diego,  CA  92121-2133
Telephone  No.:  (858)  677-1487
Fax  No.:  (858)  677-1477

     The  Company  may  modify  the  terms of the tender offer prior to closing.

Closing  Conditions
-------------------

     Each prospective subscriber will not be deemed to have subscribed until such time as all of the following conditions to closing have occurred: (i) the Subscription Agreement has been duly and validly executed by such subscriber, delivered and accepted; (ii) the Investor Questionnaire has been duly and validly executed by such subscriber, delivered and accepted; and (ii) either the original e-Perception share certificate(s) tendered or a Declaration of Lost Certificate has been delivered to counsel for e-Perception.

If you have any questions please call John Cleary, Esq., counsel for e-Perception (858-677-1487).

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

                             SUBSCRIPTION AGREEMENT

                       CORPORATE DEVELOPMENT CENTERS, INC.

     CORPORATE DEVELOPMENT CENTERS, INC., a Nevada corporation (hereinafter the "Company"), and the undersigned (hereinafter the "Subscriber") agree as follows:

                                    WHEREAS:

A. The Company desires to issue shares of common stock of the Company (hereinafter the "Shares" or "Share" as applicable) in exchange for shares of e-Perception, Inc., a Delaware corporation ("e-Perception"), through a tender offer pursuant to Section 14(e) of the Securities Exchange Act of 1934, as more fully detailed in the accompanying Information Statement. The exchange is based on a ratio of one (1) Share for every four (4) shares of e-Perception tendered; and

B. The Subscriber desires to acquire the number of Shares by exchange of e-Perception shares as set forth on the signature page hereof.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

     1.     SUBSCRIPTION  FOR  SHARES

     1.1 Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to acquire from the Company, by the delivery of shares of e-Perception common stock, such number of Shares as is set-forth upon the signature page hereof on the basis of receiving one (1) Share for every four (4) shares of e-Perception delivered to the Company, and the Company agrees to issue such Shares to the Subscriber.

     1.2 The delivery of the e-Perception shares by the Subscriber is required contemporaneously with the execution and delivery of this Subscription Agreement.

     (a) If the Subscriber has misplaced the stock certificate(s) representing shares for exchange, the Declaration of Lost Certificate attached hereto as Appendix A must be executed and delivered in lieu of the certificate. ----------

     (b) If the Subscriber proposes to tender and exchange any e-Perception shares purchased in the e-Perception 2001 Private Placement for which the Subscriber has not received a stock certificate, the Subscriber should refer to the memorandum attached hereto as Appendix B to determine the number of shares ---------- available for exchange from that financing.

     1.3 Any acceptance by the Company of a subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber. The Company will not grant any registration or other qualification rights to any Subscriber.

     1.4 The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend or similar legend in accordance with the Act:

     "THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."

     2.     REPRESENTATIONS  AND  WARRANTIES  BY  SUBSCRIBER

     2.1 Subscriber hereby represents and warrants to the Company the following:

     (a) the Subscriber has been furnished with an Information Statement and other information about the Company, e-Perception and this tender offer which the Company was able to provide, and Subscriber has had full opportunity to review the information with the Subscriber's legal and financial advisers prior to execution of this Subscription Agreement;

     (b) the Subscriber, either alone or with his, her or its purchaser representative(s), has reviewed carefully the Information Statement and any other information about the Company provided to the subscriber;

     (c) the Subscriber has such knowledge and experience in finance, securities, investments, including investment in securities of privately held issuers, and other business matters so as to be able to protect its interests in connection with this transaction;

     (d) the Subscriber acknowledges that even though a market for the Shares presently exists, it may not continue indefinitely or at any given time may not be sufficient for the Subscriber to liquidate the investment;

     (e) the Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) of the United States Securities Act including Rule 506 thereunder;

     (f) the Subscriber is acquiring the Shares as principal for the Subscriber's own benefit without a view toward re-sale of the securities;

     (g)  the  Subscriber  is  not  aware  of  any  advertisement of the Shares;

     (h) the Subscriber understands that any Shares acquired hereby may not be re-offered for sale or resold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an available exemption from registration under such Act, including Rule 144 of the Act, which requires the Subscriber to hold the Shares for at least one (1) year before offering the Shares for sale and meet certain limitations on volume and the manner of sale; and

     (i) the Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms, and has good title to and ownership, free and clear of any liens or encumbrances, of the e-Perception shares tendered pursuant to this Subscription Agreement.

     3.     REPRESENTATIONS  BY  THE  COMPANY

     3.1     The  Company  represents  and  warrants  to  the  Subscriber  that:

     (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct;

     (b) The authorized capital stock of the Company is 25,000,000 shares of common stock, of which 1,100,000 are issued and outstanding. Other than the right to acquire CDC common shares extended to e-Perception shareholders pursuant to this tender offer, there are no existing options, warrants, calls, or commitments of any kind to which CDC is a party or by which it is bound; and

     (c) Upon issuance, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

     4.     TERMS  OF  SUBSCRIPTION

     4.1 The Subscriber hereby authorizes and directs the Company to deliver the Shares to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated herein.

     5.     MISCELLANEOUS

     5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company as follows:

                            Patricia Harris
                            e-Perception, Inc.
                            27555 Ynez Road, Suite 203
                            Temecula, CA  92591

and to the Subscriber at its address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

     5.2 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

     5.3 This Subscription Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     5.4 The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Subscription Agreement.

     5.5 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __ day of __________, 2001.

If the undersigned is an INDIVIDUAL, and if purchased INDIVIDUALLY, as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________          ____________________________
Print Name(s)                         Social Security Number(s)

____________________________          ____________________________
Signature(s) of Undersigned(s)

____________________________
Address

If  the  undersigned  is  a  PARTNERSHIP,  CORPORATION,  or  TRUST:

__________________________________       ____________________________
Name of Partnership, Corporation,        Federal Taxpayer Identification Number
or Trust


By:_______________________________       ____________________________
                                         State  of  Organization


__________________________________       ____________________________
Print Name                               Address

____________________________
Title



                          SHARES TENDERED FOR EXCHANGE

e-Perception  Shares  Delivered*: ________________

Shares  Subscribed  For**: ________________

* Shares represented by your certificate(s) delivered plus shares purchased in the 2001 Private Placement that you wish to tender (refer to memorandum attached as Appendix B)
    -----------
**Divide  "e-Perception  Shares  Delivered" by 4 to Determine "Shares Subscribed
                                            ----
For"

             [SIGNATURE PAGE TO COMMON STOCK SUBSRCIPTION AGREEMENT]

                              AGREEMENT ACCEPTED AND AGREED
                              this ____ day of ___________, 2001

                              CORPORATE DEVELOPMENT CENTERS, INC.


                              By: ___________________________________
                                  Richard M. Bench, President


                     [PROCEED TO THE INVESTOR QUESTIONNAIRE]

                                   Appendix A
                                   ----------

                            DECLARATION OF LOST SHARE
                            CERTIFICATE AND AGREEMENT

     The  undersigned  hereby  declares,  represents, certifies and agrees that:

     1. ______________ is the owner of Share Certificate No. ______ dated ____________ evidencing ____________________ shares of the common stock of e-Perception Technologies, Inc., a California corporation;

     2. Said Share Certificate has been lost or destroyed and cannot be found despite diligent search;

     3. Said Share Certificate has not been delivered, transferred, assigned, endorsed, hypothecated or in any way alienated;

     4. _____________________ is the absolute and unrestricted owner of the shares represented by said Share Certificate;

     5. The undersigned does hereby agree to indemnify and defend said corporation against any and all loss, expense or liability which may arise by reason of the reissuance of said Share Certificate without the delivery for cancellation of the original certificate.

     The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated:  _______________,  2001            ________________________________